0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE First Quarter 2023 Earnings Presentation Exhibit 99.2

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 1 Disclaimer Statements included herein may constitute “forward-looking statementsˮ within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, which may relate to future events or the future performance or financial condition of Ares Commercial Real Estate Corporation (“ACREˮ or, the “Companyˮ), Ares Commercial Real Estate Management LLC (“ACREMˮ), a subsidiary of Ares Management Corporation (“Ares Corp.ˮ), Ares Corp., certain of their subsidiaries and certain funds and accounts managed by ACREM, Ares Corp. and/or their subsidiaries, including, without limitation, ACRE. These statements are not guarantees of future results or financial condition and involve a number of risks and uncertainties. Actual results could differ materially from those in the forward-looking statements as a result of a number of factors, including the returns on current and future investments, rates of repayments and prepayments on the Company's mortgage loans, availability of investment opportunities, the Company's ability to originate additional investments and completion of pending investments, the availability of capital, the availability and cost of financing, market trends and conditions in the Company's industry and the general economy, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, currency fluctuations and challenges in the supply chain; the level of lending and borrowing spreads and interest rates, commercial real estate loan volumes, the ongoing impact of the COVID-19 pandemic and the pandemic's impact on the U.S. and global economy, the impact of Russia's invasion of Ukraine and the international community's response, which created, and may continue to create, substantial political and economic disruption, uncertainty and risk; the Company's ability to pay future dividends at historical levels or at all, and other risks described from time to time in ACRE’s filings within the Securities and Exchange Commission (“SECˮ). Any forward-looking statement, including any contained herein, speaks only as of the time of this release and none of ACRE, ARES Corp. nor ACREM undertakes any duty to update any forward-looking statements made herein. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws. Ares Corp. is the parent to several registered investment advisers, including Ares Management LLC (“Ares Managementˮ) and ACREM. Collectively, Ares Corp., its affiliated entities, and all underlying subsidiary entities shall be referred to as “Aresˮ unless specifically noted otherwise. For a discussion regarding potential risks on ACRE, see Part I., Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operationsˮ and Part I., Item 1A. “Risk Factorsˮ in ACRE’s Annual Report on Form 10-K for the year ended December 31, 2022 and Part II., Item 1A. “Risk Factorsˮ in subsequent ACRE’s Quarterly Reports on Form 10-Q. The information contained in this presentation is summary information that is intended to be considered in the context of ACRE’s SEC filings and other public announcements that ACRE, ACREM or Ares may make, by press release or otherwise, from time to time. ACRE, ACREM and Ares undertake no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this presentation. These materials contain information about ACRE, ACREM and Ares, and certain of their respective personnel and affiliates, information about their respective historical performance and general information about the market. You should not view information related to the past performance of ACRE, ACREM or Ares or information about the market, as indicative of future results, the achievement of which cannot be assured. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by ACRE or any other fund or account managed by ACREM or Ares, or as legal, accounting or tax advice. None of ACRE, ACREM, Ares or any affiliate of ACRE, ACREM or Ares makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. Certain information set forth herein includes estimates and projections and involves significant elements of subjective judgment and analysis. Further, such information, unless otherwise stated, is before giving effect to management and incentive fees and deductions for taxes. No representations are made as to the accuracy of such estimates or projections or that all assumptions relating to such estimates or projections have been considered or stated or that such estimates or projections will be realized. In addition, in light of the various investment strategies of such other investment partnerships, funds and/or pools, it is noted that such other investment programs may have portfolio investments inconsistent with those of the investment vehicle or strategy discussed herein. These materials are not intended as an offer to sell, or the solicitation of an offer to purchase, any security, the offer and/or sale of which can only be made by definitive offering documentation. Any offer or solicitation with respect to any securities that may be issued by ACRE will be made only by means of definitive offering memoranda or prospectus, which will be provided to prospective investors and will contain material information that is not set forth herein, including risk factors relating to any such investment. For the definitions of certain terms used in this presentation, please refer to the "Glossary" slide in the appendix. This presentation may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Such information has not been independently verified and, accordingly, ACRE makes no representation or warranty in respect of this information. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. 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They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 2 Company Highlights As of March 31, 2023, unless otherwise noted. Past performance is not indicative of future results. There is no guarantee or assurance investment objectives will be achieved. Diversification does not ensure profit or protect against market loss. 1. Based on outstanding principal balance. 2. Distributable Earnings is a non-GAAP financial measure. See page 19 for Distributable Earnings definition and page 18 for the Reconciliation of Net Income to Non-GAAP Distributable Earnings. 3. Net debt to equity ratio is calculated as (i) $1.7 billion of outstanding borrowings less $153.8 million of cash, (ii) divided by total stockholders’ equity excluding CECL reserve of $92.3 million at March 31, 2023. Net debt to equity ratio including the CECL reserve is 2.1x. Excluding the impact of cash on the outstanding borrowings, the total debt to equity ratio excluding the CECL reserve is 2.1x and including the CECL reserve is 2.4x. Loan Portfolio $2.2 billion outstanding principal balance 98% Senior Loans $92.3 million CECL reserve equates to 4% of loans held for investment(1), with $43.9 million, or 48% of the total reserve, consisting of specific CECL reserves on two risk rated 5 loans Balance Sheet Positioning 1.9x Net Debt to Equity Ratio(3) $153.8 million cash balance, representing 21% of stockholders’ equity No spread based mark to market provisions TBD - D:E ratio highlight, dividend highlight Earnings and Dividends $0.27 Q1 Distributable Earnings(2) per diluted common share, impacted by $0.10 per diluted common share realized loss Declared Q2 2023 regular dividend of $0.33 plus $0.02 supplemental dividend per common share Ares Sponsorship $360.3 billion ARES AUM $49.2 billion ARES real estate platform AUM Benefits from market intelligence and deep relationships

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 3 Summary of Q1 2023 Results and Activity Earnings Results • GAAP net loss of $0.12 per diluted common share(1) • Distributable Earnings of $0.27 per diluted common share(2) ◦ Distributable Earnings was impacted by a $5.6 million, or $0.10 per diluted common share, realized loss on the sale of a residential senior loan, consistent with the specific CECL reserve as of Q4 2022 • Book value per common share of $13.15, or $14.84 per common share excluding the CECL reserve • Cash dividend of $0.33 per common share and supplemental cash dividend per common share of $0.02(3) Portfolio Activity • $26.4 million in new principal funded(4) • $82.6 million in loan repayments and sales • Transfer of a $27.4 million defaulted senior office loan to held for sale at fair value equal to its prior period loan amount. Subsequent to quarter end, we closed on the sale of this loan equal to the loan amount Balance Sheet Positioning • Available capital of $228.8 million(5) • Moderate leverage with net debt to equity ratio of 1.9x(6) • No direct exposure to regional banks that were impacted by the recent strain on the banking system Recent Developments • On May 2, 2023, declared a cash dividend for the second quarter 2023 of $0.33 per common share and a supplemental cash dividend of $0.02 per common share Note: As of March 31, 2023, unless otherwise noted. 1. Inclusive of $0.38 provision per diluted common share for Q1 2023 for CECL. 2. Distributable Earnings is a non-GAAP financial measure. See page 19 for Distributable Earnings definition and page 18 for the Reconciliation of Net Income to Non-GAAP Distributable Earnings. 3. There is no assurance dividends will continue at these levels or at all. 4. Outstanding principal funded represents funding on previously closed loans. 5. Available capital includes $153.8 million of unrestricted cash and $75.0 million of available financing proceeds under the secured revolving funding agreement with City National Bank ("CNB Facility"). 6. Net debt to equity ratio is calculated as (i) $1.7 billion of outstanding borrowings less $153.8 million of cash, (ii) divided by total stockholders’ equity excluding CECL reserve of $92.3 million at March 31, 2023. Net debt to equity ratio including the CECL reserve is 2.1x. Excluding the impact of cash on the outstanding borrowings, the total debt to equity ratio excluding the CECL reserve is 2.1x and including the CECL reserve is 2.4x.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 4 23% 14% 15% 21% 9% 18% Southeast West Midwest Mid-Atlantic / Northeast Southwest Senior Loan Investment Capacity from Cash 31% 19% 9% 8% 5% 10% 18% Office Multifamily Mixed-Use Industrial Residential/Condo Other Senior Loan Investment Capacity from Cash Loan Portfolio Positioning and Performance Note: As of March 31, 2023, unless otherwise noted. Past performance is not indicative of future results. Diversification does not ensure profit or protect against market loss. 1. Unless otherwise noted, includes only loans held for investment and excludes $27.4 million of loans held for sale and $28.0 million of AAA rated CRE debt securities purchased in 2022. 2. Weighted average unpaid principal balance of loan portfolio of $2.262 billion during Q1 2023. 3. Based on outstanding principal balance of loans held for investment and senior loan investment capacity from cash. 4. Based on outstanding principal balance. 5. Excludes impact of five loans on non-accrual status. Including the five non-accrual loans, total weighted average unleveraged effective yield for total loans held for investment is 8.5%. 6. Our senior loan investment capacity from cash is assuming that we use all available unrestricted cash of $153.8 million as of March 31, 2023 to originate new senior loans and we are able to leverage such amount under our Secured Funding Agreements at our total debt to equity ratio of 2.1x excluding the CECL reserve. Loans Held for Investment Portfolio Metrics(1) By Asset Type(3) Diverse Loans Held for Investment Portfolio By Geography(3) and April 2023 58% in multifamily, office and industrial Outstanding principal balance(2) $2.2 billion Number of loans 53 Percentage of senior loans(4) 98% Weighted average unleveraged effective yield(5) 9.2% Senior loan investment capacity from cash(6) $475 million (6) (6)

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 5 Q1 2023 Loan Activity Note: As of March 31, 2023, unless otherwise noted. Past performance is not indicative of future results. Diversification does not ensure profit or protect against market loss. 1. Includes $65.8 million in full and $7.0 million in partial loan repayments, respectively, and $9.8 million in loan sales. 2. Excludes one loan transferred from held for investment portfolio to held for sale. Loan Repayments and Sales by Property Type and April 2023 58% in multifamily, office and industrial Loan Repayments and Sales Total repayments and sales(1) $82.6 million Number of repayments and sales(2) 6 Repayments and sales as a percentage of total loan portfolio 4% 34% 12% 48% 4% 2% Industrial Residential/Condo Hotel Office Mixed-Use 2%

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 6 Well-Positioned Balance Sheet Note: As of March 31, 2023, unless otherwise noted. Diversification does not ensure profit or protect against market loss. 1. Weighted average unpaid principal balance of $1.703 billion across all financings for Q1 2023. 2. Excludes Notes Payable. See page 11 for additional details on sources of financing. 3. Based on outstanding principal balance. 4. Net debt to equity ratio is calculated as (i) $1.7 billion of outstanding borrowings less $153.8 million of cash, (ii) divided by total stockholders’ equity excluding CECL reserve of $92.3 million at March 31, 2023. Net debt to equity ratio including the CECL reserve is 2.1x. Excluding the impact of cash on the outstanding borrowings, the total debt to equity ratio excluding the CECL reserve is 2.1x and including the CECL reserve is 2.4x. 5. Secured funding agreements are not subject to mark-to-market provisions based on changes in market borrowing spreads but are subject to remargining provisions based on the credit performance of our loans. Diversified Sources of Financing(3) Total capacity across all financings(1) $2.3 billion Sources of financing(2) 8 Outstanding principal borrowings $1.7 billion Percentage of non-recourse financing(3) 44% Net debt to equity ratio(4) 1.9x Spread based mark to market provisions(5) None 41% 9%6% 44% Secured Funding Agreements Secured Term Loan Notes Payable CLO Securitizations Financing Metrics Decrease in Expenses with Increase in Scale(6) $468,389 $651,595 $679,936 3.60% 3.13% 3.10% Wtd. Avg. Equity ($mm) G&A % of Wtd. Avg. Equity 2020 2021 LTM Q1 2022 1.85% 1.27% 1.26% Wtd. Avg. Equity ($mm) G&A % of Wtd. Avg. Equity 2020 2021 LTM Q1 2022

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 7 Interest Rate Sensitivity to Benchmark Interest Rate Index(1) Changes Note: As of March 31, 2023, unless otherwise noted. 1. Benchmark Interest Rate Index represents the interest rates indexed to LIBOR and SOFR. 2. The chart estimates the hypothetical changes in Distributable Earnings per diluted common share for the twelve month period ended March 31, 2023, assuming (1) an immediate increase or decrease in 30-day Benchmark Interest Rate Index as of March 31, 2023, (2) no change in the outstanding principal balance of our loans held for investment portfolio, available-for-sale debt securities and borrowings as of March 31, 2023 and (3) no changes in the notional amount of the interest rate swap agreement entered into as of March 31, 2023. 3. Represents the hypothetical impact to Distributable Earnings per diluted common share had we not entered into interest rate swap agreement as of the reporting date. 4. Based on LIBOR and SOFR rates as of March 31, 2023 and LIBOR and SOFR floors in place. ($ per diluted common share) 98% of the loan portfolio in floating rate assets combined with [-] of outstanding floating rate financing protected by hedging transactions in a rising interest rate environment 97% of loans are interest rate sensitive versus 80% of total debt is interest rate sensitive(4)$(0.05) $0.04 $(0.04) $0.01 $0.06 $(0.14) $(0.09) $(0.05) $0.05 $0.09 $0.14 $(0.19) $(0.12) $(0.06) $0.06 $0.12 $0.19 (1.50)% (1.00)% (0.50)% 0.50% 1.00% 1.50% Change in Benchmark Interest Rate Index from March 31, 2023 Spot Rate With Hedging Without Hedging(3) Annual estimated change in Distributable Earnings per diluted common share(2)

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 8 Dividend Coverage (per diluted common share) 1.1x 1.0x 1.1x 1.1x 1.1x Supplemental dividend of $0.02 Distributable Earnings 2019 2020 2021 2022 Q1 2023 LTM $0.28 $0.29 $0.31 $0.33 $0.33 $0.33 $0.33 $0.33 $0.33 $0.33 $0.33 $0.35 $0.35 $0.35 $0.35 $0.35 $0.35 $0.35 $0.35 $0.35 $0.35 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $0.26 $0.28 $0.30 $0.32 $0.34 $0.36 History of Growing and Consistent Dividends 1. There is no assurance that dividends will be paid at historical levels or at all. 2. Dividend declared but not paid. Q2 2023 dividend and supplemental cash dividend will be payable on July 18, 2023 to common stockholders of record as of June 30, 2023. Dividend History(1) Full Dividend Coverage from Distributable Earnings $1.32 $1.32 $1.40$1.40 $1.55 $1.47 $1.36 $1.41 Dividend Dividend Dividend Dividends (per common share) Dividend $1.40 $1.55 Dividend (2)

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE Appendix

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 10 Current Expected Credit Losses • Increase in total CECL reserve of $21.0 million (bifurcated between an increase in funded commitments provision of $21.5 million partially offset by a decrease in unfunded commitments provision of $0.5 million) • As of March 31, 2023, the total CECL reserve includes specific reserves of $43.9 million, including $38.3 million on a senior office loan and $5.6 million on a senior hotel loan ($ in thousands) Balance at 12/31/2022 $ 71,307 Provision for CECL 21,019 Balance at 3/31/2023 $ 92,326 Current Expected Credit Loss Reserve by Property Type Current Expected Credit Loss Reserve by Reserve Type 63% 15% 10% 8% 4% Office Residential/Condominium Multifamily Hotel Other 52% 48% General Reserve Specific Reserve

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 11 Additional Details on Sources of Funding ($ in millions) Financing Sources Total Commitments Outstanding Balance Pricing Range Mark-to-Market Secured Funding Agreements Wells Fargo Facility $450.0 $261.1 Base Rate(1)+1.50 to 3.75% Credit Citibank Facility 325.0 236.2 Base Rate(1)+1.50 to 2.10% Credit CNB Facility 75.0 — SOFR+2.65% Credit Morgan Stanley Facility 250.0 200.9 SOFR+1.60 to 3.10% Credit MetLife Facility 180.0 — Base Rate(1)+2.10 to 2.50% Credit Subtotal $1,280.0 $698.2 Asset Level Financing Notes Payable $105.0 $105.0 SOFR + 2.00% Credit Capital Markets Secured Term Loan $150.0 $150.0 4.50% (Fixed) Credit 2017-FL3 Securitization 445.6 445.6 LIBOR+ 1.70% None 2021-FL4 Securitization 291.3 291.3 LIBOR+ 1.45% None Subtotal $886.9 $886.9 Total Debt $2,271.9 $1,690.1 Note: As of March 31, 2023. 1. The base rate is LIBOR for loans pledged prior to December 31, 2021 and SOFR for loans pledged subsequent to December 31, 2021.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 12 Loans Held for Investment Portfolio Details ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate LIBOR/ SOFR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Office Loans: 1 Senior IL Nov 2020 $155.7 $155.7 $154.0 (2) 1.5% 7.1%(2) Mar 2025 I/O 2 Senior Diversified Jan 2020 122.4 120.4 120.2 S+3.75% 1.6% 8.8% Jan 2024 P/I 3 Senior AZ Sep 2021 115.7 78.0 77.6 L+3.50% 0.1% 8.8% Oct 2024 I/O 4 Senior NY Jul 2021 81.0 70.2 69.6 L+3.85% 0.1% 9.1% Aug 2025 I/O 5 Senior NC Mar 2019 68.9 68.9 68.7 S+4.35% 2.3% 9.5% Mar 2024 P/I 6 Senior NC Aug 2021 85.0 67.3 66.9 S+3.65% 0.2% 8.9% Aug 2024 I/O 7 Senior IL May 2018 58.9 56.9 53.8 S+3.95% 2.0% —%(3) Jun 2023 I/O 8 Senior IL Dec 2022 56.0 56.0 55.5 S+4.25% 3.0% 9.6% Jan 2025 I/O 9 Senior GA Nov 2019 48.6 48.6 48.5 S+3.15% 1.9% 8.3% Dec 2023 P/I 10 Senior CA Oct 2019 33.2 33.2 32.6 S+3.45% 1.9% —%(3) Nov 2023 I/O 11 Senior MA Apr 2022 82.2 26.8 26.1 S+3.75% —% 9.9% Apr 2025 I/O 12 Senior CA Nov 2018 22.9 22.9 22.8 S+3.50% 2.3% 8.6% Nov 2023 I/O 13 Subordinate NJ Mar 2016 18.5 18.5 17.4 12.00% —% —%(3) Jan 2026 I/O Total Office $949.0 $823.4 $813.7 Note: As of March 31, 2023. 1. I/O = interest only, P/I = principal and interest. 2. The Illinois loan is structured as both a senior and mezzanine loan with the Company holding both positions. The senior position has a per annum interest rate of S + 2.25% and the mezzanine position has a fixed per annum interest rate of 10.00%. The mezzanine position of this loan, which had an outstanding principal balance of $41.8 million as of March 31, 2023, was on non- accrual status as of March 31, 2023 and therefore, the Unleveraged Effective Yield presented is for the senior position only as the mezzanine position is non-interest accruing. 3. Loan was on non-accrual status as of March 31, 2023 and the Unleveraged Effective Yield is not applicable.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 13 Loans Held for Investment Portfolio Details ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate LIBOR/ SOFR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Multifamily Loans: 14 Senior NY May 2022 $133.0 $132.2 $131.0 S+3.90% 0.2% 9.2% Jun 2025 I/O 15 Senior TX Jun 2022 100.0 100.0 99.2 S+3.50% 1.5% 9.1% Jul 2025 I/O 16 Senior TX Nov 2021 68.8 68.1 67.7 S+2.95% —% 8.1% Dec 2024 I/O 17 Senior(2) SC Dec 2021 67.0 67.0 66.8 L+2.90% 0.1% 8.0% Nov 2024 I/O 18 Senior CA Nov 2021 31.7 31.7 31.5 S+3.00% —% 8.1% Dec 2025 I/O 19 Senior PA Dec 2018 30.2 29.4 29.3 S+4.00% 1.3% 9.1% Dec 2023 I/O 20 Senior WA Dec 2021 23.1 23.1 23.0 S+3.00% —% 8.0% Nov 2025 I/O 21 Senior TX Oct 2021 23.1 22.4 22.2 S+2.60% —% 7.8% Oct 2024 I/O 22 Subordinate SC Aug 2022 20.6 20.6 20.5 S+9.53% 1.5% 14.7% Sep 2025 I/O 23 Senior WA Feb 2020 18.8 18.8 18.7 S+3.10% 1.6% 8.4% Sep 2023 I/O Total Multifamily $516.3 $513.3 $509.9 Mixed-Use Loans: 24 Senior FL Feb 2019 $82.7 $82.7 $82.7 L+4.25% 1.5% 9.1% Feb 2023(3) I/O 25 Senior NY Jul 2021 78.3 75.0 74.7 S+3.75% —% 8.9% Jul 2024 I/O 26 Senior CA Feb 2020 37.9 37.9 37.9 L+4.10% 1.7% 9.0% Mar 2023(4) I/O 27 Senior TX Sep 2019 35.3 35.3 35.2 S+3.85% 0.7% 8.9% Sep 2024 I/O Total Mixed-Use $234.2 $230.9 $230.5 Note: As of March 31, 2023. 1. I/O = interest only, P/I = principal and interest. 2. Loan commitment is allocated between a multifamily property ($60.5 million) and an office property ($6.5 million). 3. As of March 31, 2023, the senior Florida loan, which is collateralized by a mixed-use property, is in maturity default due to the failure of the borrower to repay the outstanding principal balance of the loan by the February 2023 maturity date. 4. As of March 31, 2023, the senior California loan, which is collateralized by a mixed-use property, is in maturity default due to the failure of the borrower to repay the outstanding principal balance of the loan by the March 2023 maturity date.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 14 ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate LIBOR/ SOFR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Industrial Loans: 28 Senior IL May 2021 $100.7 $98.2 $97.8 L+4.55% 0.2% 9.8% May 2024 I/O 29 Senior FL Dec 2021 25.5 25.5 25.4 L+2.90% 0.1% 8.0% Dec 2025 I/O 30 Senior NJ Jun 2021 28.3 24.6 24.4 L+3.75% 0.3% 9.3% May 2024 I/O 31 Senior(3) CO Jul 2021 23.6 23.6 23.5 (2) 0.3% 12.2% Feb 2024 I/O 32 Senior CA Aug 2019 19.6 19.6 19.5 S+3.85% 2.0% 8.9% Sep 2024 I/O 33 Senior(2) TX Nov 2021 10.0 10.0 9.9 S+5.35% 0.2% 10.5% Dec 2024 I/O 34 Senior(2) TN Oct 2021 6.4 6.4 6.4 S+5.60% 0.2% 10.8% Nov 2024 I/O 35 Senior FL Feb 2022 4.0 4.0 4.0 S+5.75% 0.3% 11.0% Mar 2025 I/O Total Industrial $218.1 $211.9 $210.9 Residential/Condominium Loans: 36 Senior(4) NY Mar 2022 $91.1 $76.2 $75.9 S+8.95% 0.4% 15.6% Oct 2023 I/O 37 Senior FL Jul 2021 75.0 74.5 74.4 S+5.35% —% 10.7% Jul 2023 I/O Total Residential/Condominium $166.1 $150.7 $150.3 Hotel Loans: 38 Senior CA Mar 2022 $60.8 $40.2 $39.8 S+4.20% —% 9.5% Mar 2025 I/O 39 Senior NY Mar 2022 55.7 36.5 36.1 S+4.40% 0.1% 9.6% Mar 2026 I/O 40 Senior(5) IL Apr 2018 35.0 35.0 29.5 S+4.00% 0.3% —%(6) May 2024 I/O Total Hotel $151.5 $111.7 $105.4 Loans Held for Investment Portfolio Details Note: As of March 31, 2023. 1. I/O = interest only, P/I = principal and interest. 2. Loans are a cross-collateralized portfolio with affiliates of the same borrower. 3. At origination, the Colorado loan was structured as a senior loan and in January 2022, the Company also originated the mezzanine loan. The senior loan, which had an outstanding principal balance of $19.8 million as of March 31, 2023, accrues interest at a per annum rate of L + 6.75% and the mezzanine loan, which had an outstanding principal balance of $3.8 million as of March 31, 2023, accrues interest at a per annum rate of S + 8.50%. 4. This senior mortgage loan refinanced the previously existing $53.3 million senior mortgage loan that was held by the Company. The senior New York loan is currently in default due to the failure of the borrower to reach certain construction milestones. 5. The senior Illinois loan is currently in default due to the failure of the borrower to make certain contractual reserve deposits by the May 2022 due date and due to the borrower not making its contractual interest payments due subsequent to the January 2023 interest payment date. 6. Loan was on non-accrual status as of March 31, 2023 and the Unleveraged Effective Yield is not applicable.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 15 Loans Held for Investment Portfolio Details Note: As of March 31, 2023. 1. I/O = interest only, P/I = principal and interest. 2. The weighted average floor is calculated based on loans with LIBOR or SOFR floors. ($ in millions) # Loan Type Location Origination Date Current Loan Commitment Outstanding Principal Carrying Value Interest Rate LIBOR/ SOFR Floor Unleveraged Effective Yield Maturity Date Payment Terms(1) Self Storage Loans: 41 Senior PA Mar 2022 $18.2 $18.2 $18.1 L+2.90% 1.0% 8.1% Dec 2025 I/O 42 Senior NJ Aug 2022 17.6 17.6 17.4 S+2.90% 1.0% 8.5% Apr 2025 I/O 43 Senior WA Aug 2022 11.5 11.5 11.4 S+2.90% 1.0% 8.4% Mar 2025 I/O 44 Senior MA Mar 2022 8.5 8.5 8.5 L+2.90% 0.9% 7.9% Dec 2024 I/O 45 Senior TX Apr 2022 8.0 8.0 8.0 L+2.90% 0.9% 8.0% Aug 2024 I/O 46 Senior MA Apr 2022 7.7 7.7 7.7 L+2.90% 0.9% 8.0% Nov 2024 I/O 47 Senior MA Apr 2022 6.7 6.6 6.6 L+2.90% 0.9% 8.0% Oct 2024 I/O 48 Senior MO Jan 2021 6.5 6.5 6.5 L+3.00% 1.3% 8.0% Dec 2023 I/O 49 Senior NJ Mar 2022 5.9 5.9 5.9 L+2.90% 0.9% 8.2% Jul 2024 I/O 50 Senior IL Jan 2021 5.6 5.6 5.6 S+3.10% 0.9% 8.2% Dec 2023 I/O 51 Senior TX Mar 2022 2.9 2.9 2.9 L+2.90% 0.9% 7.9% Sep 2024 I/O Total Self Storage $99.1 $99.0 $98.6 Student Housing Loans: 52 Senior CA Jun 2017 $34.5 $34.5 $34.5 S+3.95% 0.5% 8.8% Jul 2023 I/O 53 Senior AL Apr 2021 19.5 19.5 19.4 S+3.95% 0.1% 9.1% May 2024 I/O Total Student Housing $54.0 $54.0 $53.9 Loan Portfolio Total/Weighted Average $2,388.3 $2,194.9 $2,173.2 1.0%(2) 8.5%

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 16 As of ($ in thousands, except share and per share data) 3/31/2023 12/31/2022 ASSETS Cash and cash equivalents $ 153,764 $ 141,278 Loans held for investment ($846,718 and $887,662 related to consolidated VIEs, respectively) 2,173,205 2,264,008 Current expected credit loss reserve (87,502) (65,969) Loans held for investment, net of current expected credit loss reserve 2,085,703 2,198,039 Loans held for sale, at fair value 27,375 — Investment in available-for-sale debt securities, at fair value 28,007 27,936 Other assets ($2,959 and $2,980 of interest receivable related to consolidated VIEs, respectively; $128,334 and $129,495 of other receivables related to consolidated VIEs, respectively) 149,471 155,749 Total assets $ 2,444,320 $ 2,523,002 LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES Secured funding agreements $ 698,153 $ 705,231 Notes payable 104,509 104,460 Secured term loan 149,247 149,200 Collateralized loan obligation securitization debt (consolidated VIEs) 735,839 777,675 Due to affiliate 3,899 5,580 Dividends payable 19,346 19,347 Other liabilities ($1,942 and $1,913 of interest payable related to consolidated VIEs, respectively) 15,024 13,969 Total liabilities 1,726,017 1,775,462 Commitments and contingencies STOCKHOLDERS' EQUITY Common stock, par value $0.01 per share, 450,000,000 shares authorized at March 31, 2023 and December 31, 2022 and 54,606,826 and 54,443,983 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively 537 537 Additional paid-in capital 813,748 812,788 Accumulated other comprehensive income 3,129 7,541 Accumulated earnings (deficit) (99,111) (73,326) Total stockholders' equity 718,303 747,540 Total liabilities and stockholders' equity $ 2,444,320 $ 2,523,002 Consolidated Balance Sheets

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 17 Consolidated Statements of Operations For the Three Months Ended ($ in thousands, except share and per share data) 3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022 Revenue: Interest income $ 49,500 $ 52,552 $ 45,633 $ 38,621 $ 33,364 Interest expense (22,999) (22,144) (18,362) (13,475) (12,013) Net interest margin 26,501 30,408 27,271 25,146 21,351 Revenue from real estate owned — — — — 2,672 Total revenue 26,501 30,408 27,271 25,146 24,023 Expenses: Management and incentive fees to affiliate 3,010 4,290 3,868 3,766 2,974 Professional fees 771 630 842 1,100 778 General and administrative expenses 1,685 1,777 1,416 1,587 1,613 General and administrative expenses reimbursed to affiliate 732 1,136 1,011 796 834 Expenses from real estate owned — — — — 4,309 Total expenses 6,198 7,833 7,137 7,249 10,508 Provision for current expected credit losses 21,019 19,402 19,485 7,768 (594) Realized losses on loans sold 5,613 — — — — Gain on sale of real estate owned — — — — 2,197 Income (loss) before income taxes (6,329) 3,173 649 10,129 16,306 Income tax expense, including excise tax 110 264 5 98 105 Net income (loss) attributable to common stockholders $ (6,439) $ 2,909 $ 644 $ 10,031 $ 16,201 Earnings per common share: Basic earnings (loss) per common share $ (0.12) $ 0.05 $ 0.01 $ 0.20 $ 0.34 Diluted earnings (loss) per common share $ (0.12) $ 0.05 $ 0.01 $ 0.20 $ 0.34 Weighted average number of common shares outstanding: Basic weighted average shares of common stock outstanding 54,591,650 54,427,041 54,415,545 50,562,559 47,204,397 Diluted weighted average shares of common stock outstanding 54,591,650 54,894,888 54,846,756 50,999,505 47,654,549 Dividends declared per share of common stock(1) $ 0.35 $ 0.35 $ 0.35 $ 0.35 $ 0.35 1. There is no assurance dividends will continue at these levels or at all.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 18 Reconciliation of Net Income to Non-GAAP Distributable Earnings For the Three Months Ended ($ in thousands, except per share data) 3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022 Net income (loss) attributable to common stockholders $ (6,439) $ 2,909 $ 644 $ 10,031 $ 16,201 Stock-based compensation 960 738 673 699 766 Incentive fees to affiliate — 1,264 855 965 358 Depreciation of real estate owned — — — — (2,385) Provision for current expected credit losses 21,019 19,402 19,485 7,768 (594) Realized gain on termination of interest rate cap derivative(1) (457) (422) (354) (264) 1,960 Distributable Earnings $ 15,083 $ 23,891 $ 21,303 $ 19,199 $ 16,306 Net income (loss) attributable to common stockholders $ (0.12) $ 0.05 $ 0.01 $ 0.20 $ 0.34 Stock-based compensation 0.02 0.01 0.01 0.01 0.02 Incentive fees to affiliate — 0.02 0.02 0.02 0.01 Depreciation of real estate owned — — — — (0.05) Provision for current expected credit losses 0.39 0.36 0.36 0.15 (0.01) Realized gain on termination of interest rate cap derivative(1) (0.01) (0.01) (0.01) (0.01) 0.04 Basic Distributable Earnings per common share $ 0.28 $ 0.44 $ 0.39 $ 0.38 $ 0.35 Net income (loss) attributable to common stockholders $ (0.12) $ 0.05 $ 0.01 $ 0.20 $ 0.34 Stock-based compensation 0.02 0.01 0.01 0.01 0.02 Incentive fees to affiliate — 0.02 0.02 0.02 — Depreciation of real estate owned — — — — (0.05) Provision for current expected credit losses 0.38 0.35 0.36 0.15 (0.01) Realized gain on termination of interest rate cap derivative(1) (0.01) (0.01) (0.01) (0.01) 0.04 Diluted Distributable Earnings per common share $ 0.27 $ 0.44 $ 0.39 $ 0.38 $ 0.34 1. For the three months ended March 31, 2023, December 31, 2022, September 30, 2022, and June 30, 2022, Distributable Earnings includes $0.5 million, $0.4 million, $0.4 million and $0.3 million, respectively, adjustment to reverse the impact of the $2.0 million realized gain from the termination of the interest rate cap derivative that was amortized into GAAP net income.

0 42 65 155 112 42 4 94 109 127 127 127 0 42 65 2 87 133 71 126 163 120 163 198 Credit Private Equit y Real Estat e Strategi c Initiat ives BUSINE SS SECTOR PALETT E GENER AL PALET TE 19 Glossary Ares Warehouse The Ares Warehouse represents a real estate debt warehouse investment vehicle maintained by an affiliate of ACREM. The Ares Warehouse holds Ares Management originated commercial real estate loans, which are made available to purchase by other investment vehicles, including ACRE and other Ares Management managed investment vehicles. Distributable Earnings Distributable Earnings is a non-GAAP financial measure that helps the Company evaluate its financial performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan origination portfolio and operations. To maintain the Company’s REIT status, the Company is generally required to annually distribute to its stockholders substantially all of its taxable income. The Company believes the disclosure of Distributable Earnings provides useful information to investors regarding the Company's ability to pay dividends, which the Company believes is one of the principal reasons investors invest in the Company. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Distributable Earnings is defined as net income (loss) computed in accordance with GAAP, excluding non-cash equity compensation expense, the incentive fees the Company pays to its Manager, depreciation and amortization (to the extent that any of the Company’s target investments are structured as debt and the Company forecloses on any properties underlying such debt), any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss), one-time events pursuant to changes in GAAP and certain non-cash charges after discussions between the Company’s manager and the Company’s independent directors and after approval by a majority of the Company’s independent directors. Loan balances that are deemed to be uncollectible are written off as a realized loss and are included in Distributable Earnings. Distributable Earnings is aligned with the calculation of “Core Earnings,ˮ which is defined in the Management Agreement and is used to calculate the incentive fees the Company pays to its Manager. Unleveraged Effective Yield Unleveraged effective yield is the compounded effective rate of return that would be earned over the life of the investment based on the contractual interest rate (adjusted for any deferred loan fees, costs, premiums or discounts) and assumes no dispositions, early prepayments or defaults. Weighted Average Unleveraged Effective Yield Weighted average unleveraged effective yield is calculated based on the average of unleveraged effective yield of all loans held by the Company as weighted by the outstanding principal balance of each loan.